UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21465

        CBRE Clarion Global Real Estate Income Fund

(Exact name of registrant as specified in charter)

201 King of Prussia Road, Suite 600

                             Radnor, PA 19087

(Address of principal executive offices) (Zip code)

T. Ritson Ferguson, President and Chief Executive Officer

CBRE Clarion Global Real Estate Income Fund

201 King of Prussia Road, Suite 600

                             Radnor, PA 19087

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-877-711-4272

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The semi-annual report of CBRE Clarion Global Real Estate Income Fund (the “Trust”) transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

CBRE CLARION GLOBAL REAL ESTATE

INCOME FUND

Semi-Annual Report for the Six Months Ended June 30, 2016

CBRE Clarion Global Real Estate Income Fund (the “Trust”), acting in accordance with an exemptive order received from the Securities and Exchange Commission (“SEC”) and with approval of its Board of Trustees (the “Board”), has adopted a managed distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of the Trust during such year and all of the returns of capital paid by portfolio companies to the Trust during such year. In accordance with its Policy, the Trust distributes a fixed amount per common share, currently $0.05, each month to its common shareholders. This amount is subject to change from time to time in the discretion of the Board. Although the level of distributions is independent of fund performance, the Trust expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential increases or decreases in the final dividend periods for each year in light of the Trust’s performance for the entire calendar year and to enable the Trust to comply with the distribution requirements imposed by the Internal Revenue Code. Over time, the Trust expects that the distribution rate in relation to the Trust’s Net Asset Value (“NAV”) will approximately equal the Trust’s total return on NAV.

The fixed amount of distributions will be reviewed and amended as necessary by the Board at regular intervals with consideration of the level of investment income and realized gains. The Board strives to establish a level regular distribution that will meet the Trust’s requirement to pay out all taxable income (including amounts representing return of capital paid by portfolio companies) with a minimum of special distributions. The Trust’s total return in relation to changes in NAV is presented in the financial highlights table. Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of the current distribution or from the terms of the Trust’s managed distribution policy. The Board may amend or terminate the managed distribution policy without prior notice to Trust shareholders.

Shareholders should note that the Trust’s Policy is subject to change or termination as a result of many factors. The Trust is subject to risks through ownership of its portfolio company holdings including, but not limited to, declines in the value of real estate held by the portfolio company, risks related to general and local economic conditions, and portfolio company losses. Moreover, an economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Trust invests, which in turn could result in the Trust not achieving its investment or distribution objectives thereby jeopardizing the continuance of the Policy. Please refer to the prospectus for a fuller description of the Trust’s risks.

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND SEMI-ANNUAL REPORT 2016 (unaudited)

Letter to Shareholders	2

Portfolio of Investments	7

Financial Statements	9

Notes to Financial Statements	14

Supplemental Information	21

Investors should consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A copy of the prospectus that contains this and other information about the Fund may be obtained by calling 888-711-4272. Please read the prospectus carefully before investing. Investing in closed-end funds involves risk, including possible loss of principal. Past performance does not guarantee future results.

Real Estate investments are subject to changes in economic conditions, credit risk, and interest rate fluctuations. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Because real estate funds concentrate their investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of other funds.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

SEMI-ANNUAL REPORT 2016	1

Letter to Shareholders

T. Ritson Ferguson

Steven D. Burton

Dear Shareholder:

We are pleased to present the 2016 Semi-Annual Report for the CBRE Clarion Global Real Estate Income Fund (the “Trust”).

Performance Review

Real estate stocks have delivered a nearly 10% total return year-to-date. Real estate shares were positive year-to-date as investors seek above-average yield underpinned by stable earnings growth in a low growth world. This is despite much uncertainty in the global economic outlook, which was made cloudier following the June 23rd Brexit referendum vote. Returns were driven by property companies in North America and the Asia-Pacific regions, offsetting negative total return in Europe, which was beset by concerns surrounding the Brexit vote, which put the future relationship between the U.K. and the European Union into question. Currency movements had a material impact on returns as well. The British pound weakened by approximately 8% versus the U.S. dollar following the Brexit vote, adversely affecting U.S. dollar returns on U.K. shares.

The S&P Developed Property Index (1) rose 9.5% year-to-date, while the MSCI REIT Preferred Index (2) advanced 6.0%, as bond yields moved lower during the year thus generating a continued bid for yield including preferred real estate securities. The Trust’s net asset value (“NAV”) return (i.e., increase in the Trust’s NAV plus dividends) was 9.4% for the six months ended June 30, 2016. The market price return (i.e., stock price appreciation plus reinvested dividends) on the Trust’s shares was 12.0%, higher than the NAV return due to a tightening of the discount of the Trust’s share price to its NAV (from a 15% discount at the end of 2015 to a 14% discount at June 30).

Global Real Estate Market Performance

Region/Country	1Q16	2Q16	YTD
Global Real Estate Common Stocks	5.6%	3.7%	9.5%
North America	6.5%	6.6%	13.5%
Canada	18.8%	9.0%	29.6%
United States	6.2%	6.5%	13.1%
Europe	2.3%	-4.8%	-2.6%
Cont. Europe	8.8%	-0.8%	7.9%
United Kingdom	-9.7%	-13.5%	-21.9%
Asia- Pacific	5.8%	3.1%	9.1%
Australia	11.9%	4.5%	16.9%
Hong Kong	-1.9%	3.4%	1.4%
Japan	6.9%	2.7%	9.8%
Singapore	7.1%	2.1%	9.3%
Preferred Stocks	2.5%	3.4%	5.9%

Source: Common Stocks represented by the S&P Developed Property Index. Preferred Stocks represented by the MSCI REIT Preferred Index as of 06/30/2016. Please note that not all countries are displayed. Past performance is no guarantee of future results.

(1)	The S&P Developed Property Index is an unmanaged market-weighted total return index which consists of over 350 real estate companies from 22 developed markets with a free float total market capitalization of at least U.S. $100 million that derive more than 60% of their revenue from real estate development, management, rental and/or direct investment in physical property.
(2)	The MSCI REIT Preferred Index is a preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

2	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

The Trust’s positive total year-to-date return was primarily driven by its investments in North America, Australia, and Japan. The largest detractor from the Trust’s performance was its exposure to the U.K., which underperformed other global markets. In general, geographies, sectors and companies with above-average dividend yields tended to out-perform lower yielding ones. For example, the Trust’s positions in the U.S. net lease, health care and industrial sectors all performed well. In addition, the Trust benefited from its investments in Australian and Canadian REITs, as these two geographies were the top two performing countries year-to-date. In the Asian region, investments in Japanese REITs added value, as did our strategy to avoid investments in companies with significant office portfolios and development activities.

Leverage remains about the same as it was six months ago (12.0% as of June 30). The Trust continues to employ a relatively limited degree of leverage in order to reduce the potential volatility of its returns.

The Trust has made distributions of $0.30 per share in 2016, consisting of six regular monthly distributions of $0.05. The current annualized distribution of $0.60 per share represents a 7.3% distribution rate on the Trust’s $8.23 share price and a 6.3% distribution rate on its $9.57 NAV as of June 30th. (3)

The Trust’s monthly distribution is set by its Board of Trustees. The Board reviews the Trust’s distribution on a quarterly basis in view of its net investment income, realized and unrealized gains, and other net unrealized appreciation or income expected during the remainder of the year. Based on anticipated income and expected gains in global property company stocks, the Board has decided to maintain the monthly distribution at the current level rate of $0.05 per share. The Trust strives to establish a level monthly distribution that, over the course of the year, will serve to distribute an amount closely approximating the Trust’s net investment income and net realized capital gains during the year. The Board will continue to review the level and sustainability of the Trust’s regular monthly distribution in light of future market conditions.

Portfolio Review

The Trust’s investments remain well-diversified by property type and geography as shown in the charts below. At June 30th, the Trust’s portfolio was approximately 49% invested in common stock within the Americas region, 16% in Europe, 18% in Asia-Pacific, with 17% invested in preferred stock of U.S. real estate companies. During the period, capital was rotated to the U.S. from the Asia-Pacific region and Europe. Positions in U.S. preferred stocks were increased by approximately 9% during the period, which doubles the position from six months ago. Preferred stocks have modestly trailed the performance of common shares year-to-date, but offer dividend yields in the 6% range. We also increased the Trust’s positions in U.S. common stocks featuring attractive dividend yields and reasonable valuations, including companies in the health care and net lease sectors. Within the Asia-Pacific region, capital was rotated from the Japanese real estate operating companies (REOCs) to Australian REITs, which remain an important investment focus given the attractive combination of current yield and steady growth in cash flow per share. Investments in the Asia-Pacific region continue to be centered on companies which have above average dividend yield and landlord oriented business models generating steady cash flow. By property type, we continue to favor retail properties, including top-quality malls and shopping centers, where cash flow growth continues to benefit from gradual economic recovery, as well as sectors which offer an attractive combination of current yield and growth. In the U.S., this includes health care REITs, net lease REITs and certain Central Business District office REITs as well as the industrial and apartment sectors, which stand to benefit from the gradual improvement in economic activity. A number of the Trust’s investments in the Asia-Pacific region are categorized in the ‘diversified’ property type as companies in this region tend to own a mix of high quality office, retail and residential properties, despite being specialized by geography.

Geographic Diversification	Sector Diversification

Source CBRE Clarion Securities as of 06/30/2016. Geographic and Sector diversification are unaudited. Percentages presented are based on managed trust assets, which includes borrowings. The percentages in the pie charts will differ from those on the Portfolio of Investments because the figures on the Portfolio of Investments are calculated using net assets of the Trust.

(3)	Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. The Fund is currently paying distributions in excess of its net investment income, which may result in a return of capital. Absent this, the distribution rate would have been lower. The estimated composition of each distribution, including any return of capital, will be provided to shareholders of record and is also available at www.cbreclarion.com.

SEMI-ANNUAL REPORT 2016	3

Market Outlook

Global property stocks continue to offer prospects for positive total returns for the balance of 2016 and over the next twelve months. Investors globally are seeking dependable yield underpinned by visible earnings growth. With dividend yield in the 3.5% range globally on a weighted average basis, and earnings growth expected in the 6% range this year and next, we expect listed real estate companies to continue to perform. We believe that global property companies will generate positive total return during the remainder of the year and over the coming twelve months, benefitting from attractive cash flow and dividend yields, stable underlying earnings growth, conservative and well-managed balance sheets, and a strong bid by private capital seeking investments in hard assets. Positive yet sluggish economic growth combined with historically low long-term interest rates bodes well for real estate and real estate securities compared to other asset classes. The slower pace of economic activity, subdued development starts, a low inflation/low interest rate environment, and a wide spread between initial yields on real estate and high quality bonds should support investor demand for real estate. It appears that central bank policy will remain accommodative, with continued monetary stimulus to help mitigate any economic slowdown. We expect that the U.S. Federal Reserve Bank will raise policy rates only after seeing a very consistent stream of positive economic data. Listed property company earnings will generally be unaffected in this environment, with stable to improving occupancies, higher rents, and active transaction markets. While risks have become more elevated in the aftermath of the Brexit vote, we continue to believe any meaningful volatility creates a potential opportunity to buy high quality real estate companies with visible earnings at discounted prices.

Earnings growth is steady in the 6-7% range. We forecast that listed property company earnings growth will generally be solid, even in the U.K. as a result of long lease lengths, based on a continuation of trends seen over the past several years including improving occupancies, higher trending rents, and an active transaction market. Low levels of new construction globally suggest that owners of existing properties should continue to enjoy improved pricing power as incremental demand for space exceeds incremental new supply. Earnings growth will be generated by a combination of “internal” growth — which is the organic growth derived from improving operating trends, such as higher occupancies, rising rental rates for newly signed leases, and smaller concessions packages for new tenants — as well as “external” growth — which includes value-adding acquisitions, development and re-development activities. Companies with management teams which actively and intelligently deploy capital so that it is value-added to shareholders will be rewarded disproportionately.

Regional Earnings Growth Forecast

Source: CBRE Clarion as of 06/30/2016.

Information is the opinion of CBRE Clarion, which is subject to change and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. “e” refers to “estimates”. “f” refers to “forecasts”. Forecasts and the factors noted are not indicative of future investment performance

Dividend growth remains strong. Current income generated by listed property companies’ dividend yield remains a defining investment characteristic of the sector. The dividend yield currently averages 3-4% globally and is growing at a very healthy clip. We project average dividend growth to be slightly ahead of earnings in 2016 and 2017, driven by a combination of improving company cash flows as well as an expansion of dividend payout policies, which remain conservative. Increasing dividends are emblematic of healthy companies in improving markets.

4	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Forecasted Dividend Growth

Source: CBRE Clarion universe as of 06/30/2016. Information is the opinion of CBRE Clarion and is subject to change and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.

Current Dividend Growth

Source: CBRE Clarion, FactSet and Bloomberg as of 06/30/2016. Not all countries included. Historical spread is from 1990 for all countries except: Canada is from June 1994 and Singapore is from June 1998. Past performance is no guarantee of future results. Yields fluctuate and are not guaranteed. This information is subject to change and should not be construed as investment advice.

Listed real estate remains attractively valued versus private market real estate, particularly in U.S. “core” property types. The strength in listed real estate companies has brought valuations to a modest discount with the private market on a global weighted average basis. Disparities persist, however. In the U.S., real estate value largely resides in the “core” real estate sectors of apartments, retail, office, industrial and lodging, as a number of the specialty sectors trade well above our estimates of net asset value (NAV). Post-Brexit, U.K. property companies trade at material discounts to our revised NAV estimates as the sell-off has been severe and uncertainty persists. Looking out over the next six to twelve months, we expect long-term interest rates to remain low given continued sluggish economic growth globally, generally accommodative central bank policy, a decelerating China, implications of Brexit and current negative rates in Europe and Japan. The yield curve is expected to remain flatter than in many previous economic recoveries, meaning yields on longer-dated debt should remain relatively stable. Given the significant current spread between cap rates and government bond yields, we do not forecast a material increase in cap rates this year. A significant amount of “dry powder” from investors in the private markets, including private equity, pension funds and sovereign wealth, is also underpinning demand for property. Over $250 billion of estimated “dry powder” remains available in the U.S. alone for prospective investment in commercial property.

SEMI-ANNUAL REPORT 2016	5

NAV Premium/Discount by Region

Information is the opinion of CBRE Clarion as of 06/30/2016, is subject to change and is not intended to be a forecast of future events, or a guarantee of future results, or investment advice. Forecasts and any factors discussed are not indicative of future investment performance.

U.S. REITS will benefit from their own GICS classification and a streamlined regulatory environment. U.S. REITs will benefit from their own GICS (Global Industry Classification Standard) sector beginning in September 2016, as equity REITs move from the ‘Financials’ classification sector into a new ‘Real Estate’ sector. ’Real Estate’ is the first new sector created since GICS was defined in 1999. GICS is the leading global listed equity classification system, maintained by S&P Dow Jones Indices and MSCI, Inc. and, as such, is a significant acknowledgement by leading index providers that REITs deserve a distinct classification among major U.S. equity sectors. As a standalone sector, U.S. REITs may demand a more visible asset allocation from institutional investors, who we believe will have to dedicate more specific resources to cover the sector. We believe that this will be positive for U.S. REIT demand.

We appreciate your continued faith and confidence.

Sincerely,

CBRE CLARION SECURITIES, LLC

T. Ritson Ferguson, CFA	Steven D. Burton, CFA
President & CEO	Co-Portfolio Manager
Co-Portfolio Manager

The views expressed represent the opinion of CBRE Clarion Securities which are subject to change and are not intended as a forecast or guarantee of future results. This material is for informational purposes only. It does not constitute investment advice and is not intended as an endorsement of any specific investment. Stated information is derived from proprietary and non-proprietary sources which have not been independently verified for accuracy or completeness. While CBRE Clarion Securities believes the information to be accurate and reliable, we do not claim or have responsibility for its completeness, accuracy, or reliability. Statements of future expectations, estimates, projections, and other forward-looking statements are based on available information and management’s view as of the time of these statements. Accordingly, such statements are inherently speculative as they are based on assumptions which may involve known and unknown risks and uncertainties. The securities discussed herein should not be perceived as a recommendation to purchase or sell any particular security. It should not be assumed that investments in any of the securities discussed were or will be profitable. Actual results, performance or events may differ materially from those expressed or implied in such statements. Investing in real estate securities involves risks including the potential loss of principal. Real estate equities are subject to risks similar to those associated with the direct ownership of real estate. Portfolios concentrated in real estate securities may experience price volatility and other risks associated with non-diversification. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Past performance is no guarantee of future results.

6	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Portfolio of Investments (unaudited)

June 30, 2016

Shares		Market Value ($)
	Real Estate Securities* – 113.2%
	Common Stock – 93.3%
	Australia – 11.4%
26,379,186	Mirvac Group	$39,676,721
11,929,728	Scentre Group	43,703,746
17,877,282	Vicinity Centres	44,193,927
		127,574,394
	Canada – 3.6%
848,300	H&R Real Estate Investment Trust	14,703,344
878,500	Smart Real Estate Investment Trust	25,840,225
		40,543,569
	France – 6.4%
67,789	Altarea	13,028,656
42,076	Gecina SA	5,726,178
960,748	Klepierre	42,533,595
40,752	Unibail-Rodamco SE	10,578,132
		71,866,561
	Germany – 1.5%
178,837	LEG Immobilien AG (a)	16,667,170
	Hong Kong – 2.9%
4,667,000	Link REIT	31,763,236
	Japan – 4.0%
15,935	Japan Retail Fund Investment Corp.	40,711,215
1,549	Nippon Prologis REIT, Inc.	3,789,833
		44,501,048
	Mexico – 0.9%
6,043,300	Prologis Property Mexico SA de CV (a)	9,745,013
	Netherlands – 3.8%
734,873	Eurocommercial Properties NV	31,390,839
277,161	Vastned Retail NV	11,240,322
		42,631,161
	Singapore – 1.3%
12,754,600	CapitaLand Commercial Trust	13,978,033

Shares		Market Value ($)
	United Kingdom – 7.1%
2,398,729	British Land Co. Plc	$19,464,191
1,569,481	Hammerson Plc	11,287,683
1,533,667	Land Securities Group Plc	21,301,642
4,925,574	SEGRO Plc	27,305,954
		79,359,470
	United States – 50.4%
85,200	Boston Properties, Inc.	11,237,880
546,200	DCT Industrial Trust, Inc.	26,239,448
59,600	Digital Realty Trust, Inc.	6,495,804
834,200	Equity Residential (b)	57,459,696
47,200	Essex Property Trust, Inc.	10,765,848
821,869	General Growth Properties, Inc.	24,508,134
733,000	Healthcare Realty Trust, Inc.	25,647,670
759,700	Healthcare Trust of America, Inc., Class A	24,568,698
480,906	Highwoods Properties, Inc.	25,391,837
350,800	Kilroy Realty Corp.	23,254,532
1,155,600	Kimco Realty Corp.	36,262,728
1,437,200	Liberty Property Trust	57,085,584
284,100	Macerich Co. (The) (b)	24,259,299
68,300	Prologis, Inc.	3,349,432
109,600	QTS Realty Trust, Inc., Class A	6,135,408
1,533,200	Senior Housing Properties Trust	31,936,556
144,976	Simon Property Group, Inc.	31,445,294
56,000	SL Green Realty Corp.	5,962,320
1,913,687	Spirit Realty Capital, Inc.	24,437,783
658,200	UDR, Inc.	24,300,744
4,910,000	VEREIT, Inc.	49,787,400
287,100	Weingarten Realty Investors	11,719,422
266,115	Welltower, Inc.	20,269,979
		562,521,496
	Total Common Stock (cost $971,411,277)	1,041,151,151

See notes to financial statements.

SEMI-ANNUAL REPORT 2016	7

Portfolio of Investments concluded

Shares		Market Value ($)
	Preferred Stock – 19.9%
	United States – 19.9%
525,265	American Homes 4 Rent, Series D	$13,798,712
100,000	CBL & Associates Properties, Inc., Series D	2,493,000
369,474	DDR Corp., Series J	9,628,492
320,000	Digital Realty Trust, Inc., Series E	8,137,600
500,000	DuPont Fabros Technology, Inc., Series C (a)	13,650,000
1,050,000	EPR Properties, Series F	27,730,500
741,000	General Growth Properties, Inc., Series A	19,836,570
150,000	iStar, Inc., Series F	3,409,500
765,000	iStar, Inc., Series I	17,350,200
400,000	LaSalle Hotel Properties, Series I	10,184,000
500,000	LaSalle Hotel Properties, Series J	12,930,000
500,000	Pebblebrook Hotel Trust, Series D	13,445,000
272,000	Pennsylvania Real Estate Investment Trust, Series B	7,126,400
600,000	Public Storage, Series B	15,948,000
150,000	STAG Industrial, Inc., Series C	3,885,000
225,000	Summit Hotel Properties, Inc., Series D (a)	5,681,250
600,000	Sunstone Hotel Investors, Inc., Series E	15,948,000
379,377	Sunstone Hotel Investors, Inc., Series F	9,856,214
120,000	Taubman Centers, Inc., Series K	3,126,000
280,000	Urstadt Biddle Properties, Inc., Series F	7,464,800
	Total Preferred Stock (cost $199,163,723)	221,629,238
	Total Investments – 113.2% (cost $1,170,575,000)	1,262,780,389
	Liabilities in Excess of Other Assets – (13.2)%	(147,348,046)

	Net Assets – 100.0%	$1,115,432,343

Number of Contracts		Market Value ($)
	Written Call Options – (0.1)%
	United States – (0.1)%
(3,200)	Equity Residential Expires 7/15/2016 Strike Price $69.50	$(216,000)
(1,400)	Macerich Co. (The) Expires 7/15/2016 Strike Price $80.00	(672,000)
	Total Written Call Options (premiums received $199,896)	$(888,000)

*	Includes U.S. Real Estate Investment Trusts (“REIT”) and Real Estate Operating Companies (“REOC”) as well as entities similarly formed under the laws of non-U.S. Countries.

(a)	Non-income producing security.

(b)	A portion of the security has been pledged for open written option contracts. The aggregate market value of the collateral as of June 30, 2016 is $33,996,200.

See notes to financial statements.

8	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statement of Assets and Liabilities (unaudited)

June 30, 2016

Assets
Investments, at value (cost $1,170,575,000)	$1,262,780,389
Cash and cash equivalents (including foreign currency of $62,911 with a cost of $62,911)	62,991
Dividends and interest receivable	7,784,276
Dividend withholding reclaims receivable	1,030,798
Other assets	89,560
Total Assets	1,271,748,014

Liabilities
Line of credit payable	154,121,100
Written options (premiums received $199,896)	888,000
Unrealized depreciation on spot contracts	149
Management fees payable	850,240
Accrued expenses	456,182
Total Liabilities	156,315,671

Net Assets	$1,115,432,343

Composition of Net Assets
$0.001 par value per share; unlimited number of shares authorized, 116,590,494 shares issued and outstanding	$116,590
Additional paid-in capital	1,243,716,399
Distributions in excess of net investment income	(34,579,009)
Accumulated net realized loss on investments, written options, and foreign currency transactions	(185,323,090)
Net unrealized appreciation on investments, written options, and foreign currency denominated assets and liabilities	91,501,453

Net Assets	$1,115,432,343

Net Asset Value (based on 116,590,494 shares outstanding)	$9.57

See notes to financial statements.

SEMI-ANNUAL REPORT 2016	9

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2016

Investment Income
Dividends (net of foreign withholding taxes of $1,462,995)	$23,381,808
Other Income	348,413
Interest	22
Total Investment Income	23,730,243

Expenses:
Management fees	4,755,610
Interest expense on line of credit	445,547
Printing and mailing fees	277,307
Administration fees	116,869
Custodian fees	93,656
Transfer agent fees	86,413
Trustees’ fees and expenses	80,971
Audit and tax fees	78,385
Insurance fees	66,215
NYSE listing fee	58,959
Legal fees	37,556
Miscellaneous expenses	16,281
Total Expenses	6,113,769

Net Investment Income	17,616,474

Net Realized and Unrealized Gain (Loss) on Investments, Written Options, and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(27,426,445)
Written options	1,193,783
Foreign currency transactions	(5,202,874)
Total Net Realized Loss	(31,435,536)
Net change in unrealized appreciation (depreciation) on:
Investments	111,216,925
Written options	(688,104)
Foreign currency denominated assets and liabilities	(163,112)
Total Net Change in Unrealized Appreciation (Depreciation)	110,365,709

Net Realized and Unrealized Gain on Investments, Written Options, and Foreign Currency Transactions	78,930,173

Net Increase in Net Assets Resulting from Operations	$96,546,647

See notes to financial statements.

10	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Statements of Changes in

Net Assets

	For the Six Months Ended June 30, 2016 (Unaudited)	For the Year Ended December 31, 2015

Change in Net Assets Resulting from Operations

Net investment income	$17,616,474	$31,517,662

Net realized gain (loss) on investments, written options, and foreign currency transactions	(31,435,536)	200,398,040

Net change in unrealized appreciation (depreciation) on investments, written options, and foreign currency denominated assets and liabilities	110,365,709	(296,308,275)

Net increase (decrease) in net assets resulting from operations	96,546,647	(64,392,573)

Dividends and Distributions on Common Shares
Distribution of net investment income	(34,977,148)	(66,456,582)

Net Increase (Decrease) in Net Assets	61,569,499	(130,849,155)

Net Assets

Beginning of period	1,053,862,844	1,184,711,999

End of period (net of distributions in excess of net investment income of $(34,579,009) and $(17,218,335), respectively)	$1,115,432,343	$1,053,862,844

See notes to financial statements.

SEMI-ANNUAL REPORT 2016	11

Statement of Cash Flows (unaudited)

For the Six Months Ended June 30, 2016

Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$96,546,647

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:

Net change in unrealized appreciation/depreciation on investments	(111,216,925)

Net change in unrealized appreciation/depreciation on written options	688,104

Net realized loss on investments	27,426,445

Net realized gain on written options	(1,193,783)

Cost of securities purchased	(407,333,530)

Proceeds from sale of securities	463,996,718

Decrease in receivable for investment securities sold	10,245,771

Decrease in dividends and interest receivable	3,902

Increase in dividend withholding reclaims receivable	(254,435)

Decrease in unrealized appreciation on forward foreign currency contracts	312,224

Decrease in unrealized appreciation on spot contracts	7,852

Decrease in other assets	5,669

Decrease in payable for investment securities purchased	(26,197,547)

Premiums received on written options	2,510,636

Payments to close written options	(170,348)

Decrease in unrealized depreciation on forward foreign currency contracts	(41,471)

Decrease in unrealized depreciation on spots contracts	(19,095)

Decrease in management fee payable	(13,599)

Decrease in accrued expenses	(103,000)

Net Cash Provided by Operating Activities	55,200,235

Cash Flows From Financing Activities:

Cash distributions paid on common shares	(34,977,148)

Proceeds from borrowing on line of credit	302,129,400

Payments on line of credit borrowings	(322,423,270)

Net Cash Used in Financing Activities	(55,271,018)

Net decrease in cash	(70,783)

Cash and Cash Equivalents at Beginning of Period	133,774

Cash and Cash Equivalents at End of Period	$62,991

Supplemental disclosure

Interest paid on line of credit borrowings	$447,619

See notes to financial statements.

12	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Financial Highlights

Per share operating performance for a share outstanding throughout the period	For the Six Months Ended June 30, 2016 (unaudited)		For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Net asset value, beginning of period	$9.04		$10.16	$9.04	$9.48		$8.14	$8.58
Income from investment operations
Net investment income (1)	0.15		0.27	0.30	0.33		0.33	0.34
Net realized and unrealized gain (loss) on investments, written options, and foreign currency transactions	0.68		(0.82)	1.36	(0.23)		1.59	(0.24)
Total from investment operations	0.83		(0.55)	1.66	0.10		1.92	0.10
Dividends and distributions on Common Shares
Net investment income	(0.30)		(0.57)	(0.40)	(0.39)		(0.58)	(0.33)
Return of capital	–		–	(0.14)	(0.15)		–	(0.21)
Total dividends and distributions to Common Shareholders	(0.30)		(0.57)	(0.54)	(0.54)		(0.58)	(0.54)
Net asset value, end of period	$9.57		$9.04	$10.16	$9.04		$9.48	$8.14
Market value, end of period	$8.23		$7.64	$8.99	$7.92		$8.86	$6.84
Total investment return (2)
Net asset value	9.42%		(5.57)%	18.73%	0.91%		24.15%	0.94%
Market value	11.99%		(8.89)%	20.74%	(4.93)%		38.77%	(5.38)%
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$1,115,432		$1,053,863	$1,184,712	$1,053,535		$1,104,997	$949,576
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver	1.18	%(3)	1.19%	1.14%	1.06	%(4)	0.99%	1.03%
Net expenses, before fee waiver	1.18	%(3)	1.19%	1.14%	1.07	%(4)	1.05%	1.14%
Net expenses, after the fee waiver excluding interest on line of credit	1.09	%(3)	1.10%	1.08%	1.04	%(4)	0.98%	0.97%
Net expenses, before the fee waiver excluding interest on line of credit	1.09	%(3)	1.10%	1.08%	1.04	%(4)	1.04%	1.09%
Net investment income	3.39	%(3)	2.79%	3.05%	3.43%		3.68%	3.98%
Portfolio turnover rate	35.55%		76.54%	21.27%	11.38%		14.42%	1.53%

(1)	Based on average shares outstanding.

(2)	Total investment return does not reflect brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. Net Asset Value (“NAV”) total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(3)	Annualized.

(4)	Effective February 28, 2013, the investment management fee waiver agreement expired.

See notes to financial statements.

SEMI-ANNUAL REPORT 2016	13

Notes to Financial Statements (unaudited)

1.	Fund Organization

CBRE Clarion Global Real Estate Income Fund (the “Trust”) is a diversified, closed-end management investment company that was organized as a Delaware statutory trust on November 6, 2003 under the Investment Company Act of 1940, as amended. The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. CBRE Clarion Securities LLC (the “Advisor”) is the Trust’s investment advisor. The Advisor is a majority-owned subsidiary of CBRE Group, Inc. and is partially owned by its senior management team. The Trust commenced operations on February 18, 2004.

2.	Significant Accounting Policies

The following accounting policies are in accordance with U.S. general accepted accounting principles (“GAAP”) and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares from the Trust’s total assets (the value of the securities the Trust holds, plus cash and/or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Trust outstanding. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets (including common stock, preferred stock, and options) traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Foreign securities are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward foreign currency contracts are valued at the unrealized appreciation/depreciation as of the valuation date, calculated using an interpolated foreign exchange rate. Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”).

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

GAAP provides guidance on fair value measurements. In accordance with the standard, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Trust’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Trust uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Trust’s Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions,

14	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Trust uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of June 30, 2016 in valuing the Trust’s investments carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Real Estate Securities
Common Stocks
Australia	$127,574,394	$—	$—	$127,574,394
Canada	40,543,569	—	—	40,543,569
France	71,866,561	—	—	71,866,561
Germany	16,667,170	—	—	16,667,170
Hong Kong	31,763,236	—	—	31,763,236
Japan	44,501,048	—	—	44,501,048
Mexico	9,745,013	—	—	9,745,013
Netherlands	42,631,161	—	—	42,631,161
Singapore	13,978,033	—	—	13,978,033
United Kingdom	79,359,470	—	—	79,359,470
United States	562,521,496	—	—	562,521,496

Total Common Stocks	1,041,151,151	—	—	1,041,151,151
Preferred Stocks
United States	177,456,738	44,172,500	—	221,629,238

Total Investments in Real Estate Securities	$1,218,607,889	$44,172,500	$—	$1,262,780,389

Liabilities
Other Financial Instruments
Written call options	$(888,000)	$—	$—	$(888,000)

Total Liabilities	$(888,000)	$—	$—	$(888,000)

The primary third party pricing vendor for the Trust’s listed preferred stock investments is FT Interactive Data (“IDC”). When available, the Trust will obtain a closing exchange price to value the preferred stock investments and, in such instances, the investment will be classified as Level 1 since an unadjusted quoted price was utilized. When a closing price is not available for the listed preferred stock investments, IDC will produce an evaluated mean price (midpoint between the bid and the ask evaluation) and such investments will be classified as Level 2 since other observable inputs were used in the valuation. Factors used in the IDC evaluation include trading activity, the presence of a two-sided market, and other relevant market data.

The Trust’s policy is to recognize transfers in and transfers out at the fair value as of the beginning of the period. The portfolio may hold securities which are periodically fair valued in accordance with the Trust’s fair value procedures. This may result in movements between Levels 1, 2, and 3 throughout the period. $21,006,450 was transferred out of Level 1 into Level 2 during the period ended June 30, 2016 due to the unavailability of significant observable pricing inputs. $6,961,840 was transferred out of Level 2 into Level 1 during the period ended June 30, 2016 due to the availability of significant observable pricing inputs. Pursuant to the Trust’s fair value procedures noted previously, equity securities (including exchange traded securities and open-end regulated

SEMI-ANNUAL REPORT 2016	15

Notes to Financial Statements continued

investment companies) and exchange traded derivatives (i.e. futures contracts and options) are generally categorized as Level 1 securities in the fair value hierarchy. Fixed income securities, non-exchange traded derivatives and money market instruments are generally categorized as Level 2 securities in the fair value hierarchy. Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees. These valuations are typically categorized as Level 2 or Level 3 securities in the fair value hierarchy.

For the period ended June 30, 2016, there have been no significant changes to the Trust’s fair valuation methodology.

Foreign Currency Translation – The books and records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current rates of exchange;

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Trust are presented at the foreign exchange rates and market values at the close of each fiscal period, the Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses will be included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets or liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Forward Foreign Currency Contracts – The Trust enters into forward foreign currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain Trust purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward foreign currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward foreign currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust.

The Trust’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Trust having a value at least equal to the aggregate amount of the Trust’s commitments under forward foreign currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract. As of June 30, 2016, the Trust did not hold any forward foreign currency contracts.

Options – The Trust may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the over-the-counter (“OTC”) market as a means of achieving additional return or of hedging the value of the Trust’s portfolio.

16	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Trust forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written options during the period ended June 30, 2016 were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	40,425	2,510,636
Options expired	(6,125)	(292,118)
Options exercised	(14,900)	(946,610)
Options closed	(14,800)	(1,072,012)
Options outstanding, end of period	4,600	$199,896

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The portion of dividend attributable to the return of capital is recorded against the cost basis of the security. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid on a monthly basis. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

On August 5, 2008, the Trust acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of the Board, adopted a managed distribution policy under which the Trust intends to make regular monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share. With this new policy the Trust can now include long-term capital gains in its distribution as frequently as twelve times a year. In practice, the Board views their approval of this policy as a potential means of further supporting the market price of the Trust through the payment of a steady and predictable level of cash distributions to shareholders.

The current monthly distribution rate is $0.05 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

SEMI-ANNUAL REPORT 2016	17

Notes to Financial Statements continued

3.	Derivative Instruments

The following table presents the fair value of derivatives held at June 30, 2016 and the location on the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability derivatives

Equity Risk

Written options	Written options	$(888,000)

The effect of derivative instruments on the Trust’s Statement of Operations for the period ended June 30, 2016 was as follows:

Derivatives not accounted for as hedging instruments	Realized gain (loss)		Change in unrealized appreciation (depreciation)

Foreign Currency Risk

Forward foreign currency contracts	$(4,904,079	)(1)	$(270,753	)(1)

Equity Risk

Written options	$1,193,783		$(688,104)

(1)	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities.

For the period ended June 30, 2016, the average month-end fair value of derivatives represented approximately 0.15% of average month-end net assets. The average month-end number of open derivative contracts for the period was 6.

4.	Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting various global real estate industries.

5.	Investment Management Agreement and Other Agreements

Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average daily value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor agreed to waive a portion of its management fee in the amount of 0.25% of the average daily values of the Trust’s managed assets for the first five years of the Trust’s operations (through February, 2009), and for a declining amount for an additional four years (through February, 2013). During the period ended June 30, 2016, the Trust incurred management fees of $4,755,610. There were no fees waived during the period ended June 30, 2016.

The Trust has multiple service agreements with the Bank of New York Mellon (“BNYM”). Under the servicing agreements, BNYM will perform custodial, fund accounting, and certain administrative services for the Trust. As custodian, BNYM is responsible for the custody of the Trust’s assets. As administrator, BNYM is responsible for maintaining the books and records of the Trust’s securities and cash.

Computershare is the Trust’s transfer agent and as such is responsible for performing transfer agency services for the Trust.

18	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Notes to Financial Statements continued

6.	Portfolio Securities

For the period ended June 30, 2016, there were purchases and sales transactions (excluding short-term securities) of $409,295,314 and $455,303,675, respectively.

7.	Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust is required to evaluate tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Trust as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the period ended June 30, 2016, the Trust did not incur any income tax, interest, or penalties. As of June 30, 2016, the Advisor has reviewed all open tax years and concluded that there was no impact to the Trust’s net assets or results of operations. Tax years ended December 31, 2012, through December 31, 2015, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Advisor will monitor its tax positions to determine if adjustments to this conclusion are necessary.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized losses in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2015, the adjustments were to decrease additional paid-in capital by $53,737,245, decrease accumulated net realized loss on investments by $11,446,304, and increase distributions in excess of net investment income by $65,183,549 due to the difference in the treatment for book and tax purposes of certain investments. Results of operations and net assets were not affected by these reclassifications.

At June 30, 2016, the Trust had capital loss carryforwards which will reduce the Trust’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income tax. Pursuant to the code, such capital loss carryforwards, if unused, will expire, $119,632,422 and $26,711,743 in 2017 and 2018, respectively.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The Trust does not have capital losses with no expiration.

The final determination of the source of the 2016 distributions for tax purposes will be made after the end of the Trust’s fiscal year and will be reported to shareholders in February 2017 on the Form 1099-DIV.

For the year ended December 31, 2015, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, was $66,456,582 of ordinary income.

SEMI-ANNUAL REPORT 2016	19

Notes to Financial Statements concluded

Information on the tax components of net assets as of June 30, 2016 is as follows:

Cost of Investments for Tax Purposes*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
$1,185,911,115	$134,043,712	$(57,174,438)	$76,869,274

*	Cost of investments on a tax basis includes the adjustment for financial reporting purposes as of the most recently completed federal income tax reporting period end.

8. Borrowings

The Trust has access to a secured line of credit up to $300,000,000 from BNYM for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 75 basis points. At June 30, 2016, there were borrowings in the amount of $154,121,100 on the Trust’s line of credit.

The average daily amount of borrowings during the period ended June 30, 2016 was $82,808,795 with an average interest rate of 1.11%. The maximum amount outstanding for the period ended June 30, 2016, was $188,816,970. The Trust had borrowings under the line of credit for 174 days during 2016.

9.	Capital

During 2004, the Trust issued 101,000,000 shares of common stock at $15.00. In connection with the Trust’s Dividend Reinvestment Plan (“DRIP”), the Trust issued no common shares for the period ended June 30, 2016 and the year ended 2015, respectively. At June 30, 2016, the Trust had outstanding common shares of 116,590,494 with a par value of $0.001 per share. The Advisor owned none of the common shares outstanding as of June 30, 2016.

At June 30, 2016, the Trust had no shares of auction rate preferred securities outstanding.

10.	Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

11.	Subsequent Events

Events or transactions that occur after the balance sheet date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes. Since June 30, 2016, the Trust paid a dividend on July 31, 2016 of $0.05 per share for the month of July 2016. No other notable events have occurred between period-end and the issuance of these financial statements.

20	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited)

Trustees

The Trustees of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address and Age	Term of Office and Length of Time Served (1)	Title	Principal Occupations During The Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Trustees:
T. Ritson Ferguson* 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 57	3 years/ since inception	Trustee, President and Chief Executive Officer	Chief Executive Officer and Global Chief Investment Officer of CBRE Global Investors (since March 2016); Chief Executive Officer and Co-Chief Investment Officer of CBRE Clarion Securities LLC.	1
Asuka Nakahara** 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 60	3 years/ since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania (since 1999); Partner of Triton Atlantic Partners (since 2009).	1
Frederick S. Hammer 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 80	3 years/ since inception	Trustee	Co-Chairman of IA Capital Group (since 1994) and a member of its investment committee.	1	Serves on the Boards of JetPay Corporation (since 2011); IA Capital Group (2007 - 2011); and Homeowners Insurance Corp. (since 2006)
Richard L. Sutton 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 81	3 years/ since inception	Trustee	Partner, Morris, Nichols, Arsht & Tunnel (1966 - 2000).	1	Board of Directors of Schroder Global Real Estate Securities Limited (F/K/A Investors in Global Real Estate Ltd.) (2006 - 2015).
John R. Bartholdson 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 71	3 years/ 12 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc. (1993 -2007).	1	Trustee of Berwyn Cornerstone Fund, Berwyn Income Fund, and Berwyn Fund (2013 - 2016). Board of Old Mutual Advisor Funds, Old Mutual Funds II and Old Mutual Insurance Series Fund (2004 - 2012), and Old Mutual Funds III (2008 - 2009).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Sutton and Bartholdson, as Class III Trustees, are expected to stand for re-election at the Trust’s 2016 annual meeting of shareholders.; Messrs. Ferguson and Hammer, as Class I Trustees, are expected to stand for re-election at the Trust’s 2017 annual meeting of shareholders; Mr. Nakahara, as Class II Trustee, is expected to stand for re-election at the Trust’s 2018 annual meeting of shareholders.

*	Mr. Ferguson is deemed to be an interested person of the Trust as defined in the Investment Company Act of 1940 (the “1940 ACT”), as amended, due to his position with the Advisor.

**	Mr. Nakahara owned 5,000 shares of CB Richard Ellis Group, Inc. (“CB Richard Ellis”), of which the advisor is an indirect majority-owned subsidiary, as of July 1, 2011, the date CB Richard Ellis acquired the advisor, and through September 2, 2011, technically making him an interested person of the Trust (as defined in the 1940 Act) during that period. Mr. Nakahara purchased the shares several years ago. Mr. Nakahara no longer owns those shares and is an independent Trustee of the Trust.

SEMI-ANNUAL REPORT 2016	21

Supplemental Information (unaudited) continued

Officers

The Officers of the CBRE Clarion Global Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age and Position(s) Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Jonathan A. Blome 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 39 Chief Financial Officer	since 2006	Chief Financial Officer and Director of Operations of CBRE Clarion Securities LLC (since 2011); Director and Head of Operations of CBRE Clarion Securities LLC (since 2010).
William E. Zitelli 201 King of Prussia Road, Suite 600 Radnor, PA 19087 Age: 48 Chief Compliance Officer and Secretary	since 2007	General Counsel of CBRE Clarion Securities LLC (since 2007).

22	CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

Supplemental Information (unaudited) concluded

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Qs may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York Mellon (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Shareowner Services LLC, P.O. Box 30170 College Station, TX 77842-3170, Phone Number: (866) 221-1580.

SEMI-ANNUAL REPORT 2016	23

CBRE CLARION GLOBAL REAL ESTATE INCOME FUND

BOARD OF TRUSTEES

T. RITSON FERGUSON

ASUKA NAKAHARA

FREDERICK S. HAMMER

RICHARD L. SUTTON

JOHN R. BARTHOLDSON

OFFICERS

T. RITSON FERGUSON

PRESIDENT AND

CHIEF EXECUTIVE OFFICER

JONATHAN A. BLOME

CHIEF FINANCIAL OFFICER

WILLIAM E. ZITELLI

CHIEF COMPLIANCE OFFICER

AND SECRETARY

INVESTMENT ADVISOR

CBRE CLARION SECURITIES LLC

201 KING OF PRUSSIA ROAD, SUITE 600

RADNOR, PA 19087

888-711-4272

ADMINISTRATOR AND CUSTODIAN

THE BANK OF NEW YORK MELLON

NEW YORK, NEW YORK

TRANSFER AGENT

COMPUTERSHARE

COLLEGE STATION, TEXAS

LEGAL COUNSEL

MORGAN, LEWIS & BOKIUS LLP

WASHINGTON, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

PHILADELPHIA, PENNSYLVANIA

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Investments.

(a)	The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment              Companies.

Not applicable for semi-annual reporting period.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated              Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(a)(3)	Not applicable.
(b)	Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
(c)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1.[1]

1 The Trust has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Trust to make the disclosures to the holders of the Trust’s common shares, in addition to the information required by Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder. The Trust is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CBRE Clarion Global Real Estate Income Fund

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date	9/1/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ T. Ritson Ferguson
T. Ritson Ferguson
President and Chief Executive Officer

Date	9/1/2016

By (Signature and Title)*	/s/ Jonathan A. Blome
Jonathan A. Blome
Chief Financial Officer

Date	9/1/2016

* Print the name and title of each signing officer under his or her signature.